EXHIBIT 10.23

             AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK
                            ISSUED TO CMKXTREME.COM

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                    AMENDED AND RESTATED WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                       CRYSTALIX GROUP INTERNATIONAL, INC.


         This   Amended  and  Restated  Warrant   ("Warrant")   is   issued   to
CMKTREME.COM, or its registered assigns ("Holder") by Crystalix Group International, Inc., a Nevada corporation (the "Company"), as of March 28, 2005. This Warrant is issued in connection with the Company's issuance to the Holder of a Convertible Promissory Note dated as of September 23, 2004 (the "Note"), for the principal amount of Two Million and 00/100 Dollars ($2,000,000). This Warrant fully amends and restates a certain Warrant issued to Holder by the Company dated September 23, 2004 (the "Warrant Issue Date").

         1. PURCHASE SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Two Million Five Hundred Thousand (2,500,000) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this
Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

         2. EXERCISE PRICE. The purchase price for the Shares shall be $0.08 per Share.

         3. EXERCISE PERIOD. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on September 23, 2011.

         4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

         (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

         (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

         5.       NET EXERCISE.  In lieu  of exercising this Warrant pursuant to
Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

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                                    Y (A - B)
                                 --------------
                         X =           A

Where:   X =      the  number  of  shares of Common  Stock to  be  issued to the
                  Holder pursuant to this net exercise;

         Y = the number of Shares in respect of which the net issue election is made

         A = the fair market value of one share of the Common Stock at the time the net issue election is made;

         B = the Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock (or, to the extent all such Common Stock has been converted into the Company's Common Stock) as of a particular date shall be determined as follows:
(i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

         6. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty
(30) days of the delivery of the subscription notice.

         7. ISSUANCE OF SHARES. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

         8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.


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

         (b) RECLASSIFICATION, REORGANIZATION AND CONSOLIDATION. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in
                  Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

         (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

         9. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

         10. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

         11. LEGENDS. This Warrant and the Shares (or any other securities issuable upon exercise or conversion of this Warrant) will be imprinted with all legends required by applicable federal and state securities laws, including a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         12. COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. The Holder, by acceptance of this Warrant, represents and warrants that Holder is an "accredited investor" as such term is defined under Rule 501 of Regulation D of the Act and that this Warrant and the Shares or other securities issuable upon exercise or conversion of this Warrant are being acquired solely for the Holder's own account, for investment, and not as a nominee for any other party and not with a view toward distribution or resale. Holder further acknowledges and agrees that this Warrant and the Shares or other securities issuable upon exercise of this Warrant may not be


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

transferred  or  assigned  in whole or in part  unless  in  compliance  with all applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company will not require the Holder to provide an opinion of counsel if there is no material question as to the availability of current information as required by Rule 144(c) of the Act, the Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of the Holder's notice of proposed sale.

         13. COMPLIANCE WITH SECURITIES DISCLOSURE AND REPORTING OBLIGATIONS. The Holder represents and warrants that Holder understands that the Company is subject to disclosure and reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that Holder may have disclosure and reporting obligations under the Exchange Act depending on its beneficial ownership of the Shares. The Holder acknowledges and agrees that Holder is solely responsible for complying with any and all of Holder's disclosure and reporting obligations under the Exchange Act and all related costs and expenses.

         14. REGULATION FD. The Holder covenants and agrees that it will maintain in confidence all material, nonpublic information disclosed by the Company.

         15. MARKET STAND-OFF. The Holder, by acceptance of this Warrant and any Shares or other securities issuable upon exercise or conversion of this Warrant, may not offer, sell, transfer or otherwise dispose or agree to dispose of this Warrant, the Shares or any securities of the Company, during any period requested by the Company in connection with the public offering of the Company's securities.

         16. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

         17. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

         18. ASSUMPTION OF WARRANT. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's Capital Stock such that stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section ; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein
(including provisions with respect to changes in and other adjustments of the number of Warrant Shares of the Holder is entitled to purchase) shall thereafter by applicable, as nearly as

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

possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.



         19. NOTICES. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

         20. ATTORNEYS' FEES. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

         21. REGISTRATION RIGHTS. The Holder will have registration rights as provided in a separate Registration Rights Agreement of even date herewith.

         22. CAPTIONS. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

         23. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Nevada as applied to agreements among residents made and to be performed entirely within the State of Nevada.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by an officer thereunto duly authorized.

                                        Crystalix Group International, Inc.

                                        By:
                                           -------------------------------------
                                            Kevin T. Ryan, President

                                        By:
                                           -------------------------------------
                                           Patty Hill, Secretary






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


                               NOTICE OF EXERCISE

To:      [CORPORATION NAME]

         The undersigned hereby elects to [check applicable subsection]:

         (a)   Purchase _______________ shares  of  Series ___ Common  Stock  of
----- ____________, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

OR

         (b)   Exercise the attached Warrant for [all of the shares] [__________
----- of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

         The undersigned represents it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), and that it is acquiring the shares solely for its own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof except in compliance with applicable securities laws. The undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same except pursuant to registration under the Act or an exemption therefrom. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the shares covered by the Warrant. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the shares.

         The undersigned understands that the shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 under the Act, as presently in effect, and understand the resale limitations imposed thereby and by the Act.

         The undersigned acknowledges and agrees that it is accepting the shares subject to all of the terms and conditions set forth in the Warrant, including the market stand-off provisions, and the documents contemplated thereby.

                                      WARRANT HOLDER:



                                      By:
                                         ---------------------------------------
                                         [NAME]

                                      Address:
                                              ----------------------------------

                                              ----------------------------------



Date:
     -------------------------------

Name in which shares should be registered:


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